
Transforming Gynecologic Care
Through AI-powered Diagnostics
We are revolutionizing women's health through innovative testing options, leveraging a data-driven approach to empower patients and healthcare providers in achieving optimal gynecologic care.

# Updates on the Development of the Aspira's Ovarian Cancer and Endometriosis Tests

ASPIRA
WOMEN'S HEALTH®

October 29, 2024

# Safe Harbor

This presentation contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. These forward-looking statements include, among others, statements about the strategies and objectives of Aspira Women's Health Inc. (the "Company"), including product and financial goals, potential addressable market and revenue opportunity, potential product expansion, anticipated timing of product launches and expected development of commercial relationships. The Company's actual results may differ materially from the views expressed in these forward-looking statements. Words such as "may," "expects," "intends," "anticipates," "believes," "estimates," "plans," "seeks," "could," "should," "continue," "will," "potential," "projects" and similar expressions are intended to identify such forward-looking statements.

The events and circumstances reflected in the Company's forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Readers are cautioned that these forward-looking statements speak only as of the date of this presentation, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances after such date except as required by law. Company estimates set forth in this presentation are based on various sources of information and various assumptions and judgments made by the Company, which Company management believes are reasonable. However, the Company cannot assure you that Company estimates are correct, and actual data may materially differ from Company estimates.

The forward-looking statements are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties inherent in the Company's business and including those described in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, and June 30, 2024.

ASPIRA WOMEN'S HEALTH

# Today's Discussion

- Welcome & Introductions
- ARPA-H Lauchpad Award Summary
- Product Development Overview
- Our Ovarian Cancer Pipeline
- Our Endometriosis Pipeline
- Portfolio Market Opportunity
- Q&A

ASPIRA WOMEN'S HEALTH

# Your Speakers Today



## Dr. Rick Gersh

Aspira Senior Clinical Advisor, Obstetrician Gynecologist



## Dr. Kevin Elias

Lilli and Seth Harris Endowed Chair for Ovarian Cancer at the Cleveland Clinic



## Dr. Sandra Milligan

Aspira President of Clinical and Commercial Operations

ASPIRA WOMEN'S HEALTH

# Aspira Women's Health Investment Highlights

| | |
|---|---|
| Revenue Generating Company | **Revenue generating commercial diagnostics company** to aid in the detection of ovarian cancer and endometriosis |
| Steady Growth Metrics | Year-over-year **revenue and volume growth** since 2020 |
| ARPA-H Award | Received $10 million of **non-dilutive funding** from the ARPA-H Women's Health Sprint to be funded over 24 months |
| Innovative Products | OvaSuite℠ (OvaWatch® & Ova1Plus®) proprietary, AI-powered blood tests to assess the risk of ovarian cancer in an adnexal mass |
| Near-Term Pipeline | $1B pipeline opportunity for blood tests in both ovarian cancer and endometriosis |
| Market Access & Reimbursement | Medicare reimbursement of OvaWatch and Ova1Plus® established at $897 per test and reimbursement by several national/regional commercial and state Medicaid plans |
| Experienced Management | **Mission-driven executives** with relevant experience and proven success in small and mid-cap women's health and diagnostic companies |

ASPIRA WOMEN'S HEALTH™

# ARPA-H Award Summary

# A Historic Investment in Women's Health


hlth.

First Lady Jill Biden at the 2024 HLTH Conference

BRIEFING ROOM ▸ SPEECHES AND REMARKS

THE WHITE HOUSE

OCTOBER 23, 2024

## FACT SHEET: Biden-Harris Administration Announces $110 Million in Awards from ARPA-H's Sprint for Women's Health to Accelerate New Discoveries and Innovation

BRIEFING ROOM ▸ STATEMENTS AND RELEASES

ASPIRA WOMEN'S HEALTH

# A Robust, Highly Competitive Process Led to Our Success


Gynecology
6
Neurological
4
Obstetrics
4
Cancer
3
3
Pain Management
2
Menopause
1
Cardiovascular

- Women's Health Sprint sought proposals across six categories of women's health challenges to fund the work that companies/institutions need to accelerate development
- 1,700+ submissions, representing 45 states and 34 countries, received from a mix of scientific visionaries from across the globe and sectors
- 59 organizations were progressed to a VC-like pitch phase
- 23 awards in total: 17 were Spark ideas (up to $3 mm) and 6 were Lauch pad ideas (up to $10 mm)
- Aspira's award was based on our proposal to complete development and commercialize a non-invasive diagnostic blood test for women suspected of having endometriosis

**We believe the key components of our successful proposal were our end-to-end capabilities including our commercial infrastructure, endometriosis clinical study, and experienced R&D product development team**

# Sprint for Women's Health Funding Tracks

| *Funding Track* | *Definition* | *Technical Readiness* | *Award* |
|---|---|---|---|
| Spark | Spark awards focus on transformative early-stage research efforts | **TRL 1:** Basic Principles Observed and Assessed<br>**TRL 2:** Health Concept and/or Use-Driven Experiments<br>**TRL 3:** Analytical and Experimental Critical Function and/or Characteristic Proof-of-Concept<br>**TRL 4:** Components are Validated in a Laboratory or Test Environment | ~$3 M |
| Launchpad | Launchpad awards aim to accelerate later stage transformative health solutions reaching the public. | **TRL 5:** Solution Prototype and/or System Components are Validated and Manufacturing Initiated<br>**TRL 6:** Prototype Demonstration in Relevant Health Setting, Regulatory Submissions, Clinical Data<br>**TRL 7:** Integrated Product Demonstration in a Real-World Environment, Process Validation, Initiation of GMP (when applicable)<br>**TRL 8:** Product Completed and Qualified through Test and Demonstration (FDA Clearance or Approval)<br>**TRL 9:** Product Successfully in Use and Operation | ~$10M |

# Launchpad Program

Accelerate externally-developed transformative health solutions' path to impact by providing financial, technical, and commercialization support

## Capital

- $10M ARPA-H Award!
- Public-Private Partnerships
- Investor Showcase

## Mentorship

- ARPA-H Program Manager
- Entrepreneur-in-Residence

## Accelerator

- Customized, stage-specific curriculum
- Virtual and in-person workshops

## Network

- R&D Experts/Support
- Investor Catalyst Hub network access

# Activate Launchpad R&D Support (coming soon!)

**What supports may be available?**

- R&D Experts
- Six areas: Manufacturing, Clinical, Design, IV&V, Regulatory, and Reimbursement

**When to leverage:**

- Use meetings with PM and EIR to identify expertise gaps
- PM team to submit Support Request Form (coming soon!) to IC Hub
- IC Hub will process request and allocate Support provider



Regulatory Support
Experts advising on how to navigate FDA processes
UX/UI Design Support
Research-based practices and methodologies for human centered design input
Reimbursement Support
Experts advising on market access, pricing, and reimbursement
Launchpad Awardee
paired with PM and Entrepreneur in Residence
Manufacturing Support
Ranging from devices to biologics
Clinical Support
Clinical Trial guidance and sourcing clinical samples
Independent Verification & Validation
independent testing for feedback on solution

# Cracking the Code: Blood Test Diagnosis of Endometriosis with Multivariate AI Analytics
# Milestone Funding Based on Progress

| | Milestone Description | Amount |
|---|---|---|
| 1 | Initial Project Launch | $2.0M |
| 2 | R&D Scale to Meet Operational Needs | $1.5M |
| 3 | Biomarker Discovery and Algorithm Design | $1.5M |
| 4 | Molecular Lab Build Out and Validation | $1.0M |
| 5 | Prototype Design | $1.0M |
| 6 | Test Validation Complete | $2.0M |
| 7 | Commercial Launch | $1.0M |
| | **7 Milestone Payments over 24 months** | **$10.0M** |

AWH will receive milestone payments based on achievement of certain milestones which must be completed (and funded) in advance.

First milestone is imminent with submission expected in Q4 2024.

ASPIRA WOMEN'S HEALTH

# Product Development Overview

# Strategic Focus on Expanding and Evolving our Technology, Capabilities, and Collaborations

**We aspire to radically improve health outcomes for all people born with a female reproductive system through the development and commercialization of advanced gynecologic disease diagnostic solutions**

Invest in new diagnostics in gynecological diseases such as endometriosis

Expand clinical research capabilities for de-centralized study designs leveraging patient report outcomes to capture longitudinal data.

Evolve existing and in-development products with next-generation multivariate assays with molecular R&D lab capabilities.

Collaborate with innovative partner(s) on the development of diagnostics.

ASPIRA WOMEN'S HEALTH™

# The Growth of Aspira's Testing Technologies


METADATA
Patient Features
Proprietary Algorithms
Proteins
PROTEOME

ASPIRA WOMEN'S HEALTH

# The Growth of Aspira's Testing Technologies


METADATA
Patient Features
Proprietary Algorithms
Proteins
miRNA
PROTEOME
MOLECULAR

ASPIRA WOMEN'S HEALTH

# Aspira has the Experience of Complex Diagnostic Development Which Demands Robust Scientific Evidence, Reliable Algorithm Performance, and End to End Quality Control



Optimize feature selection, reduce bias, explore best AI for purpose
World-Class AI development
Align to platform performance, reduce costs, ease regulatory burden
Algorithm Refinement on Commercially Viable Platform
Broad, "multi-omic" feature discovery
Expand feature sets, disease relevant but not colinear, network-relevant selection
AI Reliability, HIPAA and Cybersecurity
Leverage previous discovery for new intended uses
Samples from Intended Use Population
Ensure robust, portable and high performing AI, identify contributors to drift
Established Commercialization and Laboratory capabilities including Supply Chain integrity
Studies feed new discovery
Discovery and validation data are representative and well annotated
Expanded On-Market Studies to feed cycle
Success in regulated development, deployment and reimbursement for multivariate algorithmic IVD. CLIA Laboratory with full quality and operations procedures
Rapid Clinical Utility, Data for new intended use, monitor AI reliability

ASPIRA WOMEN'S HEALTH

# Our Ovarian Cancer Pipeline

# Update on OvaWATCH®

# Indeterminate Masses are a Current Diagnostic Dilemma

Pelvic mass detected on ultrasound[1]

### Probably Benign

Watchful waiting management of symptoms

→ **Clinical Management**

### Uncertain

18-31% of masses (and more than 50% in some clinical settings) are indeterminate[2-4]

**What's the Risk?**

More than 65% of ovarian cancer diagnoses happen in late stage when mortality rates are higher[5]

→ **Clinical Management**

**What's the Risk?**

For women who have undergone surgery for an indeterminate mass, 85.4% of those were benign[6]

→ **Surgical Management**

### Likely Malignant

Get baseline monitoring CA 125 and refer to Gynecological Oncologist immediately

→ **Surgical Management**

1.American College of Obstetricians and Gynecologists' Committee on Practice Bulletins—Gynecology. Practice Bulletin No. 174: Evaluation and Management of Adnexal Masses. Obstet Gynecol. 2016;128(5):e210-e226. doi:10.1097/AOG.0000000000001768; 2. Meys EMJ, Kaijser J, Kruitwagen RFPM, et al. Subjective assessment versus ultrasound models to diagnose ovarian cancer: a systematic review and meta-analysis. Eur J Cancer. 2016;58:17-29. doi:10.1016/j.ejca.2016.01.007; 3. Froyman W, Landolfo C, De Cock B, et al. Risk of complications in patients with conservatively managed ovarian tumours (IOTA5): a 2-year interim analysis of a multicentre, prospective, cohort study. Lancet Oncol. 2019;20(3):448-458. doi:10.1016/S1470- 2045(18)30837-4; 4. https://seer.cancer.gov/statfacts/html/ovary.html; 5. Stampler K, DeFilippis DJ, Holtz DO, Twiggs LB, & Dunton CJ. (2023, March 25–28). Pelvic ultrasound findings: Prevalence of adnexal masses with indeterminate features in community settings. Society of Gynecologic Oncology National Meeting on Women's Cancer, Tampa, FL, United States.; 6. Alcázar JL, Pascual MA, Graupera B, et al. External validation of IOTA simple descriptors and simple rules for classifying adnexal masses. Ultrasound Obstet Gynecol. 2016;48(3):397-402. doi:10.1002/uog.15854

ASPIRA WOMEN'S HEALTH™

# OvaSuite℠

## Our Current Comprehensive Portfolio of Ovarian Cancer Blood Tests

As of October 15th, 2024, OvaWatch is Approved by New York State Department of Health

### OvaWATCH®

**Masses Planned for Non-Surgical Management**

For adnexal masses evaluated by initial clinical assessment as indeterminate or benign.

Optimized for Negative Predictive Value with an NPV of >99.4%[1].

### Ova1 plus®

**Masses Planned for Surgery**

For women with pelvic masses that are planned for surgical management.

Ova1® has a sensitivity of 96% with clinical assessment[2]. The addition of Overa® to the reflex process improves specificity to 72%[3].

**Physicians have ordered ~200,000 OvaSuite tests since launch**

1. Reilly, G., Bullock, R. G., Greenwood, J., Ure, D. R., Stewart, E., Davidoff, P., ... & Northrop, L. E. (2022). Analytical validation of a deep neural network algorithm for the detection of ovarian cancer. JCO Clinical Cancer Informatics, 6, e2100192. Reilly, G. P., Dunton, C. J., Bullock, R. G., Ure, D. R., Fritsche, H., Ghosh, S., ... & Phan, R. T. (2023). Validation of a deep neural network-based algorithm supporting clinical management of adnexal mass. Frontiers in Medicine, 10, 1102437.; 2. Bristow, R. E., Smith, A., Zhang, Z., Chan, D. W., Crutcher, G., Fung, E. T., & Munroe, D. G. (2013). Ovarian malignancy risk stratification of the adnexal mass using a multivariate index assay. Gynecologic oncology, 128(2), 252-259. 3. Fritsche, H. A., & Bullock, R. G. (2023). A reflex testing protocol using two multivariate index assays improves the risk assessment for ovarian cancer in patients with an adnexal mass. International Journal of Gynecology & Obstetrics.

ASPIRA WOMEN'S HEALTH™

# OvaWatch Clinical Usefulness Validated in Large Scale Study of Real Patients

## Clinical Study Design

**Racially Diverse Retrospective + Multi-Site Prospective Analysis**

**2,000** Women with adnexal mass as identified on clinical examination and indeterminate or asymptomatic by imaging

**1,000** Women from varied age and racial backgrounds with adnexal masses, scheduled for surgery within 3 months of imaging

## Outcomes

- OvaWatch provides a high negative predictive value (NPV) of 99% across studied cohorts, proving its utility as an effective clinical tool to support clinicians in the clinical management of adnexal mass and to safely decrease or delay surgical interventions for masses clinically assessed as indeterminate or benign
- OvaWatch study accurately identified 18 of the 22 malignancies that were missed by initial clinical assessment, proving its additive value to the current standard-of-care

## Validated at Scale

OvaWatch's utility was validated through **analysis of 5,000 women from multiple cohorts**, a statistically significant sample size that accurately reflects the prevalence that would be seen in a real-world population.



frontiers

***Published January 2023***

frontiers | Frontiers in Medicine

TYPE Original Research
PUBLISHED 23 January 2023
DOI 10.3389/fmed.2023.1102437

Check for updates

OPEN ACCESS

EDITED BY
Kah Teik Chew,
Universiti Kebangsaan Malaysia Medical Center (UKMMC), Malaysia

REVIEWED BY
Liliana Mereu,
Cannizzaro Hospital, Italy
Antonio Simone Laganà,
University of Palermo, Italy
Paolo Scollo,
Kore University of Enna, Italy

*CORRESPONDENCE
Ryan T. Phan
rphan@aspirawh.com

†These authors have contributed equally to this work

SPECIALTY SECTION
This article was submitted to Obstetrics and Gynecology, a section of the journal Frontiers in Medicine

RECEIVED 18 November 2022
ACCEPTED 02 January 2023
PUBLISHED 23 January 2023

CITATION
Reilly GP, Dunton CJ, Bullock RG, Ure DR, Fritsche H, Ghosh S, Pappas TC and Phan RT (2023) Validation of a deep neural network-based algorithm supporting clinical management of adnexal mass. Front. Med. 10:1102437. doi: 10.3389/fmed.2023.1102437

COPYRIGHT
© 2023 Reilly, Dunton, Bullock, Ure, Fritsche, Ghosh, Pappas and Phan. This is an open-access article distributed under the terms of the Creative Commons Attribution License (CC BY). The use, distribution or reproduction in other forums is permitted, provided the original author(s) and the copyright owner(s) are credited and that the original publication in this journal is cited, in accordance with accepted

### Validation of a deep neural network-based algorithm supporting clinical management of adnexal mass

Gerard P. Reilly[1†], Charles J. Dunton[2†], Rowan G. Bullock[2], Daniel R. Ure[3], Herbert Fritsche[2], Srinka Ghosh[2], Todd C. Pappas[2†] and Ryan T. Phan[2*]

[1]Axia Women's Health, Cincinnati, OH, United States, [2]Aspira Women's Health, Austin, TX, United States, [3]ICON plc, Portland, OR, United States

**Background:** Conservative management of adnexal mass is warranted when there is imaging-based and clinical evidence of benign characteristics. Malignancy risk is, however, a concern due to the mortality rate of ovarian cancer. Malignancy occurs in 10–15% of adnexal masses that go to surgery, whereas the rate of malignancy is much lower in masses clinically characterized as benign or indeterminate. Additional diagnostic tests could assist conservative management of these patients. Here we report the clinical validation of OvaWatch, a multivariate index assay, with real-world evidence of performance that supports conservative management of adnexal masses.

**Methods:** OvaWatch utilizes a previously characterized neural network-based algorithm combining serum biomarkers and clinical covariates and was used to examine malignancy risk in prospective and retrospective samples of patients with an adnexal mass. Retrospective data sets were assembled from previous studies using patients who had adnexal mass and were scheduled for surgery. The prospective study was a multi-center trial of women with adnexal mass as identified on clinical examination and indeterminate or asymptomatic by imaging. The performance to detect ovarian malignancy was evaluated at a previously validated score threshold.

**Results:** In retrospective, low prevalence ($N = 1,453$, 1.5% malignancy rate) data from

ASPIRA WOMEN'S HEALTH

# Newly Published OvaWatch Study Demonstrating OvaWatch Could Have Reduced Surgeries

"Ovarian Cancer Surgical Consideration is Markedly Improved by the Neural Network Powered- MIA3G Multivariate Index Assay," was published in *Frontiers in Medicine* in early May 2024


frontiers | Frontiers in Medicine

TYPE Original Research
PUBLISHED 02 May 2024
DOI 10.3389/fmed.2024.1374836

Check for updates

OPEN ACCESS

EDITED BY
Carmine Conte,
Agostino Gemelli University Polyclinic (IRCCS), Italy

REVIEWED BY
José Luis Sánchez Iglesias,
Gynecology Oncology, Spain
Kah Teik Chew,
Universiti Kebangsaan Malaysia, Malaysia

*CORRESPONDENCE
Ryan T. Phan
rphan@prevenXhealth.com

†PRESENT ADDRESS
Ryan T. Phan,
PrevenX Health, Palo Alto, CA, United States

RECEIVED 22 January 2024
ACCEPTED 11 April 2024
PUBLISHED 02 May 2024

CITATION
Roy Choudhury M, Pappas TC, Twiggs LB, Caoili E, Fritsche H and Phan RT (2024) Ovarian Cancer surgical consideration is markedly improved by the neural network powered-MIA3G multivariate index assay. Front. Med. 11:1374836. doi: 10.3389/fmed.2024.1374836

COPYRIGHT
© 2024 Roy Choudhury, Pappas, Twiggs, Caoili, Fritsche and Phan. This is an open-access article distributed under the terms of the Creative Commons Attribution License (CC BY). The use, distribution or reproduction in other forums is permitted, provided the original author(s) and the copyright owner(s) are credited and that the original publication in this journal is cited, in accordance with accepted academic practice. No use, distribution or reproduction is permitted which does not comply with these terms.

## Ovarian Cancer surgical consideration is markedly improved by the neural network powered-MIA3G multivariate index assay

Manjusha Roy Choudhury[1], Todd C. Pappas[1], Leo B. Twiggs[2], Emma Caoili[3], Herbert Fritsche[4] and Ryan T. Phan[1,2,4*†]

[1]Department of Research and Development, Aspira Women's Health, Austin, TX, United States, [2]Division of Clinical Operations and Medical Affairs, Aspira Women's Health, Austin, TX, United States, [3]Department of Regulatory Affairs and Quality Assurance, Aspira Women's Health, Shelton, CT, United States, [4]Aspira Labs, Aspira Women's Health, Austin, TX, United States

**Background:** Surgery remains the main treatment option for an adnexal mass suspicious of ovarian cancer. The malignancy rate is, however, only 10–15% in women undergoing surgery. This results in a high number of unnecessary surgeries. A surveillance-based approach is recommended to form the basis for surgical referrals. We have previously reported the clinical performance of MIA3G, a deep neural network-based algorithm, for assessing ovarian cancer risk. In this study, we show that MIA3G markedly improves the surgical selection for women presenting with adnexal masses.

**Methods:** MIA3G employs seven serum biomarkers, patient age, and menopausal status. Serum samples were collected from 785 women (IQR: 39–55 years) across 12 centers that presented with adnexal masses. MIA3G risk scores were calculated for all subjects in this cohort. Physicians had no access to the MIA3G risk score when deciding upon a surgical referral. The performance of MIA3G for surgery referral was compared to clinical and surgical outcomes. MIA3G was also tested in an independent cohort comprising 29 women across 14 study sites, in which the physicians had access to and utilized MIA3G prior to surgical consideration.

**Results:** When compared to the actual number of surgeries ($n = 207$), referrals based on the MIA3G score would have reduced surgeries by 62% ($n = 79$). The reduction was higher in premenopausal patients (77%) and in patients ≤55 years old (70%). In addition, a 431% improvement in malignancy prediction would have been observed if physicians had utilized MIA3G scores for surgery selection. The accuracy of MIA3G referral was 90.00% (CI 87.89–92.11), while only 9.18% accuracy was observed when the MIA3G score was not used. These results were corroborated in an independent multi-site study of 29 patients in which the physicians utilized MIA3G in surgical consideration. The surgery reduction was 87% in this cohort. Moreover, the accuracy and concordance of MIA3G in this independent cohort were each 96.55%.

**Conclusion:** These findings demonstrate that MIA3G markedly augments the physician's decisions for surgical intervention and improves malignancy prediction in women presenting with adnexal masses. MIA3G utilization as a clinical diagnostic tool might help reduce unnecessary surgeries.

Frontiers in Medicine
01
frontiersin.org

ASPIRA WOMEN'S HEALTH

# The Potential of Utilizing OvaWatch for Malignancy Risk Assessment and Surgical Triage

**TABLE 2** Differential surgery reduction by the MIA3G stratification of individual patient cohorts.

| | Total | Surgery | Expected surgery MIA3G IND | Differential percentage reduction in surgery by MIA3G |
|---|---|---|---|---|
| Total | 780 | 207 | 79 | 62% |
| Based on symptoms | | | | |
| Symptomatic | 453 | 131 | 48 | 63% |
| Asymptomatic | 327 | 76 | 31 | 59% |
| Based on menopausal status | | | | |
| Premenopausal | 505 | 111 | 26 | 77% |
| Postmenopausal | 275 | 96 | 53 | 45% |
| Based on age group | | | | |
| Age ≤ 55 | 596 | 139 | 42 | 70% |
| Age > 55 | 184 | 68 | 37 | 46% |



% Malignancy Prediction Value
0
10
20
30
40
50
9%
49%
431%
Without MIA3G
With MIA3G

FIGURE 3
Malignancy prediction value without (orange bar) and with MIA3G (blue bar).

# Newly Published OvaWatch Study Demonstrating Use as a Longitudinal Mass Monitoring Test

- MIA3G (OvaWatch) was generally unchanged between physician-scheduled clinical visits with respect to the validated cutoff for malignancy risk.
- A total of 90% of patients that had a score below the cutoff of 5.0 remained in the "Low Probability of Malignancy" category between the first and second draw
- OvaWatch may provide ongoing point-in-time, personalized ovarian cancer risk assessments to patients under an active surveillance/watch-and-wait protocol.


Gynecologic Oncology
journal homepage: www.elsevier.com/locate/ygyno
ELSEVIER
Neural network-derived multivariate index assay demonstrates effective clinical performance in longitudinal monitoring of ovarian cancer risk
Todd C. Pappas, Manjusha Roy Choudhury, Balu K. Chacko, Leo B. Twiggs, Herbert Fritsche, Kevin M. Elias, Ryan T. Phan
HIGHLIGHTS
ARTICLE INFO
ABSTRACT
1. Introduction

ASPIRA WOMEN'S HEALTH

# Update on OVA inform

ASPIRA WOMEN'S HEALTH

# Aspira's Product Portfolio & In-Development Tests

OvaSuite℠

| Ova1plus® | OvaWATCH® with Longitudinal Monitoring Feature | Ovainform |
|---|---|---|
| ***Commercially available*** *for adnexal masses planned for surgery* | ***Commercially available*** *for indeterminate and likely benign adnexal masses* | ***Under Development*** *for adnexal masses prior to surgical determination* |
| *200-400K patients proceed to surgery for an adnexal mass every year*[1] | *2.0-3.0M potential tests annually*[1-4] | *1.2-1.5M women present with an adnexal mass annually*[2-4] |

1. 1.Moore, R. G., McMeekin, D. S., Brown, A. K., DiSilvestro, P., Miller, M. C., Allard, W. J., ... & Skates, S. J. (2009). A novel multiple marker bioassay utilizing HE4 and CA125 for the prediction of ovarian cancer in patients with a pelvic mass. Gynecologic oncology, 112(1), 40-46.
2. https://www2.census.gov/programs-surveys/popest/tables/2010-2018/state/totals/PEPANNRES.pdf
3. Pavlik, E. J., Ueland, F. R., Miller, R. W., Ubellacker, J. M., DeSimone, C. P., Elder, J., ... & van Nagell Jr, J. R. (2013). Frequency and disposition of ovarian abnormalities followed with serial transvaginal ultrasonography. Obstetrics & Gynecology, 122(2 PART 1), 210-217
4. Timmerman D, Testa AC, Bourne T, et al. Simple ultrasound based rules for the diagnosis of ovarian cancer. Ultrasound Obstet Gynecol. 2008;31(6):681–690.

ASPIRA WOMEN'S HEALTH

OVAinform

# Enhanced Assay for Identification of Ovarian Cancer

## Aspira's Advantages

- Existing protein-based FDA approved test
- Exclusive rights to miRNA identified by Dana Farber
- Experience in AI developed tests and proprietary algorithms
- Brand recognition with healthcare providers
- Access to large biobank for verification and validation

## OVAinform Assay Features

A promising new AI-powered blood test to aid in the identification of ovarian cancer in women diagnosed with an adnexal mass.

- Non-invasive, blood-based assay utilizing multiple, differentiating biomarkers
- Combines Aspira's proprietary protein biomarker technology with miRNAs licensed from Dana Farber
  - Improved specificity for all stage cancers vs. proteins alone
  - Improved sensitivity for early-stage cancers vs. proteins alone
- Successful migration from research to commercial platform

ASPIRA WOMEN'S HEALTH

# OVAinform | Development Pathway

**Planning, Feasibility and Product Requirements**
- Identification of miRNA features
- Sample selection
- Platform migration
- Initial algorithm and performance
- Technology licensing
- Initial design inputs

**Complete Design Inputs and Outputs**
- Design Verification of Analytical capabilities
- Reference Ranges
- Human Use Studies
- Complete Design Outputs

**Verification of Clinical Performance**
- Scale up clinical sample runs
- Final Algorithm Retrain
- Develop AI models
- Verify clinical performance
- Model Refinement
- Feature and algorithm lock

**Design Verification of Software**
- Complete software design inputs/outputs
- Complete software prototype
- Prototype verification testing

**Validation of Clinical and Analytical**
- Test independent clinical samples cohort for performance to criteria
- Validate clinical performance in completed software
- Test analytical performance to criteria

OVAinform is an AI-informed blood test for women presenting with pelvic/adnexal mass to aid in clinical cancer risk assessment prior to the decision of surgery or no surgery

ASPIRA WOMEN'S HEALTH

# Our Endometriosis Pipeline

ENDOinform™

ASPIRA WOMEN'S HEALTH™

# Blood-Based, Non-Invasive Diagnostic Could Lead to Earlier Diagnosis, Disease Monitoring and Individualized Treatments

## Delayed Presentation

**Symptoms overlap with other conditions**

Dysmenorrhea, dyspareunia, infertility

4-11 yrs. from 1st symptoms to surgical diagnosis[3]

25-50% of women with infertility may have endometriosis[2]

## Care Barrier

**Lack of non-invasive diagnostic tools**

Surgical procedure, laparoscopy, is required for diagnosis[3]

## Inefficient Diagnosis

**Laparoscopy does not always identify endometriosis**

Only 50% who undergo a laparoscopic procedure will receive a diagnosis of endometriosis[4]

## Symptomatic or Therapeutic Rx

**Therapies targeted at symptom management or control of disease**

NSAIDs or other pain management
Surgical removal of lesions
IUD placement
GnRH agonist/antag
Hysterectomy (requires downstream symptom management)[5]

**No ability to non-invasively monitor disease progression**

**Endometriosis costs the U.S. economy $78–$119 billion annually & patient direct and indirect annual costs average $12,118 and $16,000, respectively[1]**

•1.Ellis, K., Munro, D., & Clarke, J. (2022). Endometriosis is undervalued: a call to action. *Frontiers in global women's health*, *3*, 902371. 2. Verkauf, B. S. (1987). Incidence, symptoms, and signs of endometriosis in fertile and infertile women. The Journal of the Florida Medical Association, 74(9), 671-675. 3. Agarwal SK, Chapron C, Giudice LC, Laufer MR, Leyland N, Missmer SA, et al. Clinical diagnosis of endometriosis: A call to action. American Journal of Obstetrics and Gynecology. 2019;220(4). doi:10.1016/j.ajog.2018.12.039 ; 4. Louis, G. M. B., Hediger, M. L., Peterson, C. M., Croughan, M., Sundaram, R., Stanford, J., ... & ENDO Study Working Group. (2011). Incidence of endometriosis by study population and diagnostic method: the ENDO study. Fertility and sterility, 96(2), 360-365. 5. ACOG. (2010). Practice bulletin no. 114: management of endometriosis. *Obstet Gynecol.*, *116*, 223-36.

# A Non-Invasive Diagnostic Would Decrease the Need for Unreliable Imaging and Invasive and Expensive Laparoscopic Procedures

Opportunity for Aspira

| Clinical History | Imaging | Biomarker Assessment | Laparoscopy |
|---|---|---|---|
| Challenge: Symptom overlap or lack of symptoms[1] | Challenge: Imaging inadequate for diagnosis[3] | Challenge: No diagnostic biomarkers | Challenge: Often, a diagnosis is not made on laparoscopy |

+

Inefficient Triaging

Up to 25% of women with endometriosis are asymptomatic[2]

Sensitivity

- TVUS: 65%[3]
- MRI: 79%[3]
- Laparoscopy: 94%[3]

A 2016 Cochrane review concluded that the 122 biomarkers reviewed were not adequate for non-invasive diagnostics[4]

Only 50% of women will have a confirmed diagnosis of endometriosis following diagnostic laparoscopy[5]

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•1. ACOG. (2010). Practice bulletin no. 114: management of endometriosis. *Obstet Gynecol.*, *116*, 223-36. 2. Bulletti, C., Coccia, M. E., Battistoni, S., & Borini, A. (2010). Endometriosis and infertility. Journal of assisted reproduction and genetics, 27, 441-447. 3. Nisenblat, V., Bossuyt, P. M., Farquhar, C., Johnson, N., & Hull, M. L. (2016). Imaging modalities for the non-invasive diagnosis of endometriosis. *Cochrane Database of Systematic Reviews*, (2). 4. Nisenblat, V., Bossuyt, P. M., Shaikh, R., Farquhar, C., Jordan, V., Scheffers, C. S., ... & Cochrane Gynaecology and Fertility Group. (1996). Blood biomarkers for the non-invasive diagnosis of endometriosis. Cochrane Database of Systematic Reviews, 2016(5). 5. Louis, G. M. B., Hediger, M. L., Peterson, C. M., Croughan, M., Sundaram, R., Stanford, J., ... & ENDO Study Working Group. (2011). Incidence of endometriosis by study population and diagnostic method: the ENDO study. Fertility and sterility, 96(2), 360-365.

# Progressing from Protein-based Assay Strategy to Multi-omic Assay for Diagnosis of Endometriosis

## Protein Based Assay (EndoCheck℠)

**EndoCheck** was designed to aid in the diagnosis endometrioma, one of the most common forms of endometriosis.

- Non-invasive, blood-based assay utilizing multiple, differentiating biomarkers
- In women with adnexal masses, test identified endometriomas (advanced stage endometriosis) with a sensitivity of 85% and specificity between 90-93%
- The protein research will be incorporated into the development of ENDOinform
- Further development as a stand-alone test will be deprioritized

## Protein + miRNA Based Assay (ENDOinform™)

**ENDOInform** is designed to aid in the diagnosis of all endometriosis.

- Expands patient population beyond endometrioma
- These data support the hypothesis that it is the tissue involved, not the endometriosis itself, that may drive protein biomarker performance[2]
- Recurrence is both stage and localization dependent[3], suggesting a prognostic utility for endometriosis biomarkers
- Non-invasive, blood-based assay utilizing proteins, clinical factors, and miRNAs
- Proprietary IP for miRNAs identified by DFCI under terms of our Sponsored Research Agreement

ASPIRA WOMEN'S HEALTH

# ENDOinform™ | Development Pathway

**Planning, Feasibility and Product Requirements**
- Identification of miRNA and protein features
- Sample selection
- Platform selection
- Initial algorithm and performance
- Technology licensing
- Initial design inputs

**Complete Design Inputs and Outputs**
- Design Verification of Analytical capabilities
- Reference Ranges
- Human Use Studies
- Complete Design Outputs

**Verification of Clinical Performance**
- Scale up clinical sample runs
- Final Algorithm Retrain
- Develop AI models
- Verify clinical performance
- Model Refinement
- Feature and algorithm lock

**Design Verification of Software**
- Complete software design inputs/outputs
- Complete software prototype
- Prototype verification testing

**Validation of Clinical and Analytical**
- Test independent clinical samples cohort for performance to criteria
- Validate clinical performance in completed software
- Test analytical performance to criteria

ENDOinform is being designed to aid in the diagnosis of all endometriosis.

ASPIRA WOMEN'S HEALTH™

# Our Non-Invasive Diagnostic Will Simplify the Patient Journey

**Current Patient & Provider Journey**

Delayed Clinical Presentation

Ineffective Work-Up and Triaging

Low-Yield Diagnostic/Therapeutic Laparoscopy

Trial and Error of Medications

No ability to monitor disease progression

**New Patient & Provider Journey**

**Opportunity for Aspira**

Clinical Symptoms

Non-Invasive Work-Up with High Sensitivity Diagnostic

Informed Triage to High-Yield Therapeutic Laparoscopy

Informed Medication Choice

Non-Patient/Provider Stakeholders Include: Pharmaceutical Companies (companion diagnostics) Payers (less time to diagnosis) Health Systems (informed surgical management)

Ability to longitudinally monitor disease progression through repeat blood test & patient self- reporting of symptoms

Continued clinical utility and companion pharmaceutical studies

ASPIRA WOMEN'S HEALTH

# Investment Will Propel the Evolution of Our Diagnostic Solution from Prognostic to Theragnostic

Launch and Post Marketing Clinical Study

Understanding Biomarker Dynamics

Collaborate with Biotech/Pharma Partners

**Diagnostic** → **Longitudinal Experience** → **Prognostic** → **Predictive**

**Longitudinal Experience:** Performance of diagnostic at individual and population level over several time points. Cull biomarker features that do not vary with disease state.

**Prognostic:** Helps predict a patient's overall outcome, regardless of treatment. The algorithm score or individual biomarker features may determine likelihood and/or dynamics of recurrence.

**Predictive:** Helps identify patients who are most likely to benefit from a treatment or experience a favorable effect. Algorithm or component markers may provide information on disease recurrence on specific therapeutic.

ASPIRA WOMEN'S HEALTH™

# Aspira has Distinct Competitive Advantages, Positioning Our Diagnostics to be Best in Class

**While other companies are in early proof-of-concept stages, Aspira has:**

- Digital PCR allows for higher resolution in quantitation, expanding the miRNA features that will show disease-specific differences
- Publicly presented core data at a high-impact conference
- An active partnership with an esteemed research institution (Dana Farber Cancer Institute)
- Protected intellectual property and co-ownership and co-inventorship of all future discovery, including miRNAs
- A CAP/CLIA-Certified Laboratory with a lab director experienced in molecular diagnostics
- An actively enrolling clinical study in the intended use population
- Initiated platform migration to a commercially-appropriate platform
- Deployed commercial team with presence in OB/GYN clinics across the United States

Unlike the emerging potential competitors in the market, Aspira's proposed solution is truly non-invasive (blood-draw based testing vs. invasive "non-surgical" endometrial brush sampling)

ASPIRA WOMEN'S HEALTH

# Aspira's Market Opportunity

# Aspira's Commercialization Experience Ensures Quick Market Acceptance of New Technologies

| | |
|---|---|
| Competitive Landscape | There are no non-invasive risk assessment diagnostics available in the U.S. today. |
| Reimbursement & Pricing | Aspira has worked closely with national and regional commercial and governmental payers for successful reimbursement of its marketed diagnostic risk tests. |
| Cost of Production | With Aspira's experience with the kit manufacturing and test execution, we can produce a cost-effective risk assessment test and have the ability introduce the diagnostic kit into different care pathways. |
| Business Model | Given Aspira's existing field and inside sales team with similar call points in Ob/Gyn offices, commercialization risk is minimal. |

ASPIRA WOMEN'S HEALTH

# >$1B Annual Revenue Potential from Current and Near-Term Products

| OvaSuite℠ | | | Endo Portfolio |
|---|---|---|---|
| Ova1 plus® | OvaWATCH℠ With Longitudinal Monitoring | Ovainform | ENDOinform™ |
| *200-400K patients proceed to surgery for an adnexal mass every year*[1] | *2.0-3.0M potential tests annually*[1-4] | *1.2-1.5M women present with an adnexal mass annually*[2-4] | *6.5M women in the US affected with endometriosis*[5] *An estimated 10% of GYN visits are for chronic pelvic pain*[6,7] |
| **$35M- $55M** | **$560M-$660M** | *TBD* | *TBD* |

1. 1.Moore, R. G., McMeekin, D. S., Brown, A. K., DiSilvestro, P., Miller, M. C., Allard, W. J., ... & Skates, S. J. (2009). A novel multiple marker bioassay utilizing HE4 and CA125 for the prediction of ovarian cancer in patients with a pelvic mass. Gynecologic oncology, 112(1), 40-46.
2. https://www2.census.gov/programs-surveys/popest/tables/2010-2018/state/totals/PEPANNRES.pdf
3. Pavlik, E. J., Ueland, F. R., Miller, R. W., Ubellacker, J. M., DeSimone, C. P., Elder, J., ... & van Nagell Jr, J. R. (2013). Frequency and disposition of ovarian abnormalities followed with serial transvaginal ultrasonography. Obstetrics & Gynecology, 122(2 PART 1), 210-217
4. Timmerman D, Testa AC, Bourne T, et al. Simple ultrasound based rules for the diagnosis of ovarian cancer. Ultrasound Obstet Gynecol. 2008;31(6):681–690.
5. Ellis, K., Munro, D., & Clarke, J. (2022). Endometriosis is undervalued: a call to action. Frontiers in global women's health, 3, 902371.
6. Siqueira-Campos VM, de Deus MSC, Poli-Neto OB, Rosa-E-Silva JC, de Deus JM, Conde DM. Current Challenges in the Management of Chronic Pelvic Pain in Women: From Bench to Bedside. Int J Womens Health. 2022 Feb 18;14:225-244. doi: 10.2147/IJWH.S224891. PMID: 35210869; PMCID: PMC8863341.
7. Mathias, S. D., Kuppermann, M., Liberman, R. F., Lipschutz, R. C., & Steege, J. F. (1996). Chronic pelvic pain: prevalence, health-related quality of life, and economic correlates. Obstetrics & Gynecology, 87(3), 321-327.

ASPIRA WOMEN'S HEALTH

# In Summary

- Our ARPA-H funding provides us fuel to complete development and to commercialize ENDOinform™ a non-invasive diagnostic blood test for women suspected of having endometriosis
- Capabilities built to support the development of ENDOinform™ will also support ongoing development of OVAinform
- Molecular lab build to support the commercialization of ENDOinform™ will also support commercialization of OVAinform

ASPIRA WOMEN'S HEALTH™



# Questions?

# Answers.